UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Equitrans Midstream Corporation (the Company) held on April 25, 2023, the Company’s shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 23, 2023. The final vote results for each proposal were as follows:

Proposal 1*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2024 annual meeting:
• Vicky A. Bailey	379,670,276	95.88%	15,988,784	4.03%	320,789	32,505,024
• Sarah M. Barpoulis	390,393,968	98.58%	5,286,249	1.33%	299,632	32,505,024
• Kenneth M. Burke	381,069,492	96.23%	14,602,193	3.68%	308,164	32,505,024
• Diana M. Charletta	386,837,885	97.69%	8,844,933	2.23%	297,031	32,505,024
• Thomas F. Karam	387,057,893	97.74%	8,614,660	2.17%	307,296	32,505,024
• D. Mark Leland	389,738,411	98.42%	5,877,996	1.48%	363,442	32,505,024
• Norman J. Szydlowski	389,298,880	98.31%	6,345,531	1.60%	335,438	32,505,024
• Robert F. Vagt	392,680,222	99.16%	2,956,309	0.74%	343,318	32,505,024

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved, on an advisory basis, the compensation of the Company’s named executive officers for 2022.	388,028,499	97.99%	7,426,942	1.87%	524,408	32,505,024

Proposal 3*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.	427,201,009	99.70%	908,082	0.21%	375,782	N/A

* For purposes of all proposals above, abstentions, broker non-votes and the failure to vote were not votes cast and, accordingly, had no effect on the outcome of such proposals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: April 26, 2023	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer